W.P. Stewart & Co. Growth Fund, Inc.

                   Supplement dated September 18, 2002 to the
               Prospectus and Statement of Additional Information,
                            each dated April 30, 2002


         Effective immediately, W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") has entered into a distribution agreement with ALPS Distributors, Inc. ("ALPS") in connection with the promotion and distribution of the Fund's shares. ALPS is located at 370 17th Street, Suite 3100, Denver, Colorado 80202. ALPS is not affiliated with the Fund's investment adviser, W.P. Stewart & Co., Inc. (the "Adviser"). The Adviser has agreed to bear, out of its own resources, all of the fees payable to ALPS for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares.

         In addition, shares of the Fund may now be available through one or more broker-dealers that are not affiliated with the Fund or the Adviser. Investors should note the following: (a) you may be charged a fee if you effect transactions in Fund shares though a broker or agent; (b) the Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders; (c) such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf; (d) the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee receives the order; and
(e) purchase and redemption orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund.

         It should also be noted that the Fund's annual report contains additional performance information and will be made available to you upon request and without charge.